UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 7, 2006

                              DHB INDUSTRIES, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


                        Commission File Number: 001-13112


              Delaware                                   11-3129361
       ----------------------                   ----------------------------
       State of Incorporation                   (IRS Employer Identification
                                                          Number)

400 Post Avenue, Suite 303, Westbury, New York                   11590
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(Address of principal executive office)                       (Zip Code)

                                 (516) 997-1155
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                 ----------------------------------------------
                 (Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS.

            On May 25, 2006, DHB Industries, Inc. announced that it received a "Wells Notice" on May 23, 2006 from the staff of the Securities and Exchange Commission. A copy of the press release issued by the company is attached hereto as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits

         99.1     Press Release, dated May 25, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          DHB INDUSTRIES, INC.



                                          By: /s/LARRY ELLIS
                                              ---------------------
                                                 Larry Ellis, CAO

Dated:  May 25, 2006

                                  EXHIBIT INDEX



                  99.1      Press Release, May 25, 2006.